Taxation	12 Months Ended
Dec. 31, 2011
Taxation [Abstract]
Taxation

19. TAXATION

a. Business tax and related Surcharges

The Group is subject to a 5% business tax and 0.5% related surcharges for city construction and education on revenues from MMOG operations in the PRC. There is an additional culture construction fee surcharge of 3% on revenues from the online advertising and cinema advertising businesses. Business tax and the related surcharges are recognized when the revenue is earned.

b. VAT

Effective 2008, in addition to business tax and related surcharges, the Group is subject to VAT at an effective rate of 3% for the revenues from intra group software sales in the PRC. In 2011, with the consolidation of 7Road, the Web-based game revenues of 7Road in the PRC were also subject to VAT at an effective rate of 3%.

c. Income tax

Cayman Islands

Under the current tax laws of the Cayman Islands, the Company is not subject to tax on its income or capital gains. In addition, upon payment of dividends by the Company to its shareholders, no Cayman Islands withholding tax will be imposed.

Hong Kong

Entities incorporated in Hong Kong are subject to taxes in Hong Kong at 16.5% for each of the years ended December 31, 2009, 2010 and 2011.

China

The Company's subsidiaries and VIEs in China are governed by the Corporate Income Tax Law ("CIT Law"), which became effective on January 1, 2008. Pursuant to the CIT Law and its implementation rules, enterprises in China are generally subjected to tax at a statutory rate of 25%, certain High and New Technology Enterprises are entitled to a favorable statutory tax rate of 15%, and Software Enterprises can enjoy an income tax exemption for two years beginning with their first profitable year and a 50% tax reduction to a rate of 12.5% for the subsequent three years. Both AmazGame and Gamease are qualified as software enterprises and were subject to a 50% tax reduction to a rate of 12.5% from fiscal year 2009 to fiscal year 2011. Commencing in 2012, both AmazGame and Gamease, which were recently approved as High and New Technology Enterprises, will enjoy a preferential income tax rate of 15%. Gamespace, Guanyou Gamespace, ICE Information and Shanghai ICE have been qualified as "software enterprises" and will be entitled to an income tax exemption for two years beginning with their first profitable year and a 50% tax reduction for the subsequent three years. 7Road is qualified as a software enterprise and was entitled to an income tax exemption for fiscal year 2009 and 2010 and a 50% tax reduction to a rate of 12.5% for the subsequent three years.

The license fees and royalties received from licensees in various jurisdictions outside of the PRC are subject to foreign withholding taxes. The Group recognizes such foreign withholding taxes as income tax expense when the related license fee and royalty revenue is recognized.

Under the CIT Law and its implementation rules, the profits of a foreign invested enterprise arising in 2008 and onwards which are distributed to its immediate holding company outside the PRC will be subject to a withholding tax rate of 10%. A lower withholding tax rate will be applied if there is a tax treaty between the PRC and the jurisdiction of the foreign holding company. A holding company in Hong Kong, for example, will be subject to a 5% withholding tax rate under the Arrangement Between the PRC and the Hong Kong Special Administrative Region on the Avoidance of Double Taxation and Prevention of Fiscal Evasion with Respect to Taxes on Income and Capital (the "China-HK Tax Arrangement") if such holding companies is considered a non-PRC resident enterprises and holds at least 25% of the equity interests in the PRC foreign invested enterprise distributing the dividends, subject to approval of the PRC local tax authority. However, if the Hong Kong holding company is not considered to be the beneficial owner of such dividends under applicable PRC tax regulations, such dividend may remain subject to withholding tax rate of 10%.

On October 27, 2009, the PRC State Administration of Taxation issued Circular 601, which provides guidance on determining whether an enterprise is a beneficial owner under China's tax treaties and tax arrangements. If any of the Company's Hong Kong subsidiaries is, in the light of Circular 601, to be considered a non-beneficial owner for purpose of the China-HK Tax Arrangement, any dividends paid to it by any of the Company's PRC subsidiaries would not qualify for the preferential dividend withholding tax rate of 5%, but rather would be subject to the usual New CIT Law rate of 10%.

The Company does not have a plan to distribute to their immediate foreign holding companies any profit of its foreign invested enterprises arising in the year 2011 or beyond and intends to maintain such cash onshore to reinvest in its PRC operations.

For the years ended December 31, 2009, 2010 and 2011, the Company did not have any material interest or penalties associated with tax positions nor did the Company have any significant unrecognized uncertain tax positions.

Composition of income tax expense

The current and deferred portions of income tax expense included in the consolidated statements of comprehensive income are as follows:

	For the year ended December 31, (in thousands)
	2009 (As restated)	2010 (As restated)	2011
Income before income tax expenses	$186,423	$224,673	$291,594
Loss from foreign entities	(17,425)	(17,949)	(13,211)
Income from PRC entities	203,848	242,622	304,805
Current income tax expense	24,522	30,074	43,548
Deferred tax	(1,262)	(1,051)	(1,462)

Income tax expenses applicable to PRC entities	23,260	29,023	42,086

Foreign withholding tax expense	945	967	1,494

Income tax expense	$24,205	$29,990	$43,580

Reconciliation between the statutory CIT rate and the Group's effective tax rate is as follows:

	For the year ended December 31,
	2009 (As restated)	2010 (As restated)	2011
Statutory CIT rate	25.0%	25.0%	25.0%
Effect of tax holidays	(13.7)%	(14.2)%	(16.1)%
Effect of withholding taxes	0.5%	0.4%	0.5%
Changes in valuation allowance	(0.4)%	2.2%	3.2%
Other permanent book-tax differences	1.6%	(0.1)%	2.3%

Effective CIT rate	13.0%	13.3%	14.9%

The combined effects of the income tax expense exemption and reduction available to the Group are as follows (in thousands, except per share data):

	For the year ended December 31,
	2009 (As restated)	2010 (As restated)	2011
Tax holiday effect	$25,485	$31,819	$46,910
Basic earnings per share	$0.25	$0.31	$0.45

d. Deferred tax assets and liabilities

Significant components of the Group's deferred tax assets consist of the following:

	As of December 31, (in thousands)
	2010 (As restated)	2011
Deferred tax assets
Net operating loss from operations	$6,750	$15,516
Intangible assets	3,782	3,239
Accrued salary and benefits	2,494	3,670
Others	1,817	2,561

Total deferred tax assets	14,843	24,986
Less: Valuation allowance	(12,110)	(21,381)

Net deferred tax assets	$2,733	$3,605

Net deferred tax liabilities	$243	$5,146

As of December 31, 2010 and 2011, the Group has made a valuation allowance against its deferred tax assets to the extent such deferred tax assets are not expected to be realized by certain subsidiaries and VIEs. The Group evaluated a variety of factors in determining the amount of the valuation allowance, including the Group's limited operating history and uncertainty as to the success of the Group's businesses due to intense competition in the industries in which the Group operates its businesses.